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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Yellow Roadway Corporation on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, William D. Zollars, Chief Executive Officer of Yellow Roadway Corporation, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Yellow Roadway Corporation.

         Date: May 13, 2004                     /s/  William D. Zollars
               ----------------------           -----------------------
                                                William D. Zollars
                                                Chairman of the Board of
                                                Directors, President and
                                                Chief Executive Officer